[PHOTO OMITTED]

Gabelli
Gold
Fund,
Inc.

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 1998

                                 [FLAGS OMITTED]

Gabelli Gold Fund, Inc.

Semi-Annual Report - June 30, 1998

                                                                 [PHOTO OMITTED]
                                                                    Caesar Bryan

To Our Shareholders,

      All of the gains achieved by the Gabelli Gold Fund in the first four months of the year were given up as the gold price fell from $315 per ounce in late April to under $290 per ounce in mid-June. By the end of June 1998, the price of gold had recovered somewhat to $297 per ounce.

      The net asset value of the Gabelli Gold Fund (the "Fund") declined by 14.3% in the second quarter ended June 30, 1998. The Lipper Analytical Services Gold Fund Average and the Philadelphia Gold & Silver (XAU) Index of large North American gold companies declined by 16.0% and 12.2%, respectively, over the same period. Each index is an unmanaged indicator of investment performance. The Fund was down 41.4% over the trailing twelve month period. The Lipper Gold Fund Average and XAU Index declined 35.0% and 25.0%, respectively, over the same twelve month period. Since inception on July 11, 1994 through June 30, 1998, the Fund had a total return of (42.6)%, which equates to an average annual return of (13.0)%.

Our Investment Objective

      The Fund's objective is to obtain long term capital appreciation by investing in equity securities of foreign and domestic issuers principally engaged in gold and gold-related activities.

Our Approach

      We look at a number of company specifics in order to determine which gold stocks are relatively undervalued. Our primary focus is on capitalization per ounce of production and, more importantly, on capitalization per ounce of recoverable reserves. This determines how much gold actually backs every dollar invested in a gold company. We appreciate that every mining company must replace the gold that it mines, and we place a heavy emphasis on the quality of management and their ability to create shareholder wealth. We invest globally with an emphasis on gold-producing companies.

INVESTMENT RESULTS(a)
--------------------------------------------------------------------------------
                                           Quarter
                           ---------------------------------------
                             1st       2nd      3rd          4th       Year
                             ---       ---      ---          ---       ----
1998: Net Asset Value ...   $6.63     $5.68     --           --        --
      Total Return ......   12.9%    (14.3)%    --           --        --
--------------------------------------------------------------------------------
1997: Net Asset Value ...  $11.83     $9.79     $9.17        $5.87     $5.87
      Total Return ......   (4.0)%   (17.2)%    (6.3)%      (35.4)%   (51.9)%
--------------------------------------------------------------------------------
1996: Net Asset Value ...  $14.00    $13.40    $13.46       $12.32    $12.32
      Total Return ......   22.7%     (4.3)%     0.4%        (8.5)%     8.0%
--------------------------------------------------------------------------------
1995: Net Asset Value ...  $11.00    $11.96    $12.27       $11.41    $11.41
      Total Return ......   (0.6)%     8.7%      2.6%        (7.0)%     3.1%
--------------------------------------------------------------------------------
1994: Net Asset Value ...   --        --       $12.37       $11.07    $11.07
      Total Return ......   --        --        23.7%(b)    (10.5)%    10.7%(b)
--------------------------------------------------------------------------------

------------------------------------------------
   Average Annual Returns - June 30, 1998(a)
   -----------------------------------------
1 Year ................................  (41.4)%
3 Year ................................  (21.7)%
Life of Fund(b) .......................  (13.0)%
------------------------------------------------

                   Dividend History
-------------------------------------------------------
Payment (ex) Date   Rate Per Share   Reinvestment Price
-----------------   --------------   ------------------
December 29, 1997        $0.058             $5.86

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on July 11, 1994. Note:
Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial and political factors.
--------------------------------------------------------------------------------

Global Allocation

      The accompanying chart presents the Fund's holdings by geographic region as of June 30, 1998. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

 [The following table was represented by a pie chart in the printed material.]

                     HOLDINGS BY GEOGRAPHIC REGION - 6/30/98

                     North America                     63.2%

                     South Africa                      21.8%

                     Australia                         10.0%

                     Latin America                      1.3%

                     Cash                               1.3%

                     Europe                             2.4%

COMMENTARY

      Optimism over the level of gold reserves that would be held by the new European Central Bank (E.C.B.) helped push the gold price to $315 per ounce by mid-April. However, rumors that the E.C.B. would not hold any gold, combined with the further erosion in commodity prices caused by the Asian crisis, resulted in gold selling off to under $290 per ounce by the middle of June. Since then, prices have stabilized at between $290 per ounce and $295 per ounce.

      Wim Duisenberg, shortly after being named head of the E.C.B., made a few comments about gold's role in the euro's reserves. He announced that 15% of the euro's reserves would be held in gold. The consensus estimate had varied over time from very little, say 5%, to as much as 25%. There remains some doubt about whether the E.C.B. will control the gold left in the member states reserves. We believe that the E.C.B. will control these reserves and certainly this would be in the best interests of France and Germany, the largest holders of gold, who in effect, have a controlling vote at the E.C.B. Both countries have said that they will not sell any of their gold. Although it is unlikely that the E.C.B. will permit member states to sell gold in the medium term, the issue of gold lending remains unclear. We believe it is the lending of considerable amounts of gold by the central banks for a nominal fee that has contributed significantly to the fall in the price of gold.

      Over the past two years, gold has been closely correlated with the U.S. dollar. As the dollar has strengthened, gold has declined. The dollar has been the prime beneficiary of the Asian crisis as investors have sought safe haven investments such as U.S. Treasury Bills. Japanese investors, whose foreign exchange control regulations have recently been eased, have been particularly attracted to U.S. dollar bonds. This attraction is based not only on the material yield pick-up but also on the prospect of foreign exchange gains as the dollar strengthens against the yen.

      So what are the prospects for the dollar? As long as the U.S. economy outperforms foreign economies, capital flows will likely be attracted to the dollar. However, should Japan and Southeast Asia recover and the euro gain creditability, investors may start to focus on the massive U.S. current account deficit. Strength at home and weakness overseas combined with the strong dollar has caused the U.S. trade deficit to balloon to nearly $15 billion per month. For how long and at what price will foreigners be willing to finance this?

      Very few of the Fund's holdings appreciated during the quarter. The best performing share was West Rand Consolidated which controls Kalgold, a stock the Fund also holds. West Rand rose by 86% and Kalgold was up 62%, both from very depressed levels. Additionally in South Africa, Harmony Gold Mining and Randfontein performed well, both rising by more than 10%. Both of these companies offer excellent value and should continue to perform well. The weaker rand has made all South Africa producers considerably more profitable. We believe that this occurence has not yet been fully appreciated by the market.

      The Fund's largest holding, Stillwater Mining, continues to perform well as the company delivers much improved operating results. However, the bulk of the Fund's holdings declined as the gold price slipped and investors liquidated positions. With share prices at current levels we expect more corporate activity. One of the Fund's larger holdings, Prime Resources, received an offer from Homestake during the second quarter.

      The Fund's strategy is based upon owning the best quality North American and Australian gold producers that have growth potential and strong balance sheets. In South Africa, the Fund's investments are in gold companies that have huge operational leverage.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of June 30, 1998.

Euro-Nevada Mining Corp. (EN.TO - $13.63 - Toronto Stock Exchange) is a sister company of Franco-Nevada and shares the same management. However, Euro-Nevada only invests in gold royalty properties. The company's flagship royalty properties are its 4% net smelter return and 5% net profits interest royalty on Barrick Gold's Meikle Mine in the Carlin Trend of Nevada. The company has assembled impressive royalty properties, many of which are in production. Among a number of recent exciting developments is the continuing flow of news from the company's Midas joint venture in Nevada with Franco-Nevada. Euro-Nevada owns 50% of this project, which will be one of the lowest cost gold mines in the world when it comes into production.

Freeport-McMoRan Copper & Gold Inc. (FCX - $15.1875 - NYSE) controls one of the world's richest mines. The mine, called Grasberg, is located in Irian Jaya, Indonesia and is one of the world's largest and lowest cost copper and gold producers. At a gold price of $300 per ounce, the cash cost of producing copper in 1998 is expected to be below 20 cents per pound. This is at the bottom of the copper industry's cost curve. This year, the company's share of Grasberg's production is expected to be 1.4 billion pounds of copper and 2.2 million ounces of gold and the mine has extensive reserves which will permit further expansion.

GoldCorp Inc. (GA.TO - $4.69 - Toronto Stock Exchange) is a mid-sized Canadian gold producer with two producing gold mines and two industrial mineral operations. The company's most significant asset is the Red Lake Mine, which is part of a major gold camp in Canada. Exploration drilling has revealed previously unknown high-grade ore zones, which will add significantly to the mine's reserves. These new discoveries will result in increased production at significantly lower costs. GoldCorp is undervalued relative to other mid-sized producers and we expect management to add significantly to shareholder value.

Prime Resources Group (PRM.TO - $7.00 - Toronto Stock Exchange) is a mid-sized precious metals mining company which owns the Eskay Creek and Snip Mines in northwestern British Columbia. The company is a 51%-owned subsidiary of Homestake, a leading gold mining company based in the U.S. which, as a low cost producer, only hedges a small amount of its production. At the end of 1997, Prime had resources of 2.7 million ounces of gold and 117 million ounces of silver. Homestake has offered to buy the shares of Prime that it does not already own using its own shares as consideration and Prime's independent directors are now considering the fairness of the bid.

Stillwater Mining Co. (SWC - $27.125 - AMEX) is the only U.S. producer of platinum and palladium, rare precious metals used in many industrial applications and in the jewelry industry. The largest use for platinum is in catalytic converters for the auto industry, while about half of the supply of palladium is consumed in the production of electronic components for personal computers and cellular telephones. Historically, platinum has traded at a premium to the gold price. Russia is the world's major producer of palladium but due to uncertainties about supplies, combined with strong demand, the price of palladium has risen sharply during the past year. Stillwater controls a massive high-grade platinum/palladium ore body in southern Montana. New management has been successful in improving mining operations and is now embarking on an expansion program. The company has excellent growth potential.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Gold Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

In Conclusion

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GOLDX. Please call us during the business day for further information.

      We thank you for your loyalty and as always, pledge our best efforts on your behalf.

                                        Sincerely,


                                        /s/ Caesar Bryan

                                        Caesar Bryan
                                        President and Portfolio Manager

July 31, 1998

          ------------------------------------------------------------
                                Top Ten Holdings
                                  June 30, 1998

          Stillwater Mining Co.         Franco-Nevada Mining Corp.
          GoldCorp Inc.                 The Pioneer Group Inc.
          Euro-Nevada Mining Corp.      Freeport-McMoRan Copper & Gold
          Prime Resources Group         Durban Roodepoort Deep Ltd.
          Barrick Gold Corp.            Newmont Mining Corp.
          ------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Gabelli Gold Fund, Inc.
Portfolio of Investments -- June 30, 1998 (Unaudited)
================================================================================

                                                                        Market
     Shares                                            Cost             Value
     ------                                            ----             -----
              COMMON STOCKS - 96.4%

              Metals and Mining - 96.4%

              Australia - 9.8%
     21,658   AGSM ..............................  $     1,897      $     2,166
    230,000   Emperor Mines Ltd.+ ...............      314,712           65,516
    245,000   Lihir Gold Ltd.+ ..................      346,055          301,914
    400,000   Normandy Mining Ltd. ..............      487,352          326,963
     80,000   Ranger Minerals NL+ ...............      235,400          177,848
    435,000   Resolute Samantha Ltd. ............      560,249          263,985
                                                   -----------      -----------
                                                     1,945,665        1,138,392
                                                   -----------      -----------
              Ireland - 2.3%
    414,771   Glencar Explorations plc+ .........      268,410          269,898
                                                   -----------      -----------
              North America - 61.9%
    330,000   Avgold Ltd.+ ......................      295,467          204,498
     27,000   Barrick Gold Corp. ................      603,288          518,063
     32,600   Bema Gold Corp.+ ..................       66,803           52,975
     41,200   Euro-Nevada Mining Corp. ..........      388,166          561,738
     10,000   Francisco Gold Corp.+ .............      120,736           86,703
     26,000   Franco-Nevada Mining Corp. ........      441,414          515,388
     30,000   Freeport-McMoRan
               Copper & Gold Inc., Cl. B ........      612,032          455,625
      7,000   Getchell Gold Corp.+ ..............      162,913          105,000
    122,900   GoldCorp Inc., Cl. A+ .............      525,165          576,665
     35,000   Golden Star Resources Ltd.+ .......      273,762           72,592
     35,000   Greenstone Resources Ltd.+ ........      213,847          132,094
     94,200   Guyanor Resources SA, Cl. B+ ......      142,317          115,304
    119,700   IAM Gold+ .........................      491,997          305,245
     90,000   Kinross Gold Corp.+ ...............      380,845          302,950
     80,000   Meridian Gold Inc.+ ...............      285,547          166,435
     18,000   Newmont Mining Corp. ..............      605,400          425,250
     19,100   Pioneer Group Inc. ................      484,411          502,569
     30,300   Placer Dome Inc. ..................      435,977          356,025
     80,000   Prime Resources Group .............      608,961          560,338
     29,250   Stillwater Mining Co.+ ............      258,742          793,405
    121,000   TVX Gold Inc.+ ....................      781,876          366,522
     22,437   Venoro Gold Corp., Cl A+ ..........       88,428            1,526
                                                   -----------      -----------
                                                     8,268,094        7,176,910
                                                   -----------      -----------
              Peru - 1.3%
     23,801   Cia De Minas Buenaventura SA,
                Cl. C ...........................       85,310          155,865
                                                   -----------      -----------
              South Africa - 21.1%
      5,355   Anglogold Ltd. ....................      400,073          217,290
     46,000   Driefontein Consolidated Ltd.,
               ADR ..............................      319,463          235,750
    170,475   Durban Roodepoort Deep Ltd.+ ......      840,734          376,259
     15,000   Durban Roodepoort Deep Ltd.,
               ADR ..............................       39,843           33,281
    138,000   Eastvaal Gold Holdings Ltd.+ ......      175,645          126,519
     40,000   Gold Fields Ltd.+ .................      257,466          169,779
     20,000   Harmony Gold Mining Ltd.+ .........       63,423           83,192
     63,000   Harmony Gold Mining Ltd., ADR+ ....      440,600          255,938
     26,000   Impala Platinum Holdings Ltd.,
               ADR ..............................      308,425          223,600
    128,355   Kalahari Goldridge Mining Co. Ltd.+       72,594           46,853
    367,750   Northam Platinum Ltd.+ ............      452,320          167,329
     90,000   Randfontein Estates Gold
               Mining Co. Ltd.+ .................      303,306          192,529
     90,000   Randgold and Exploration Co. Ltd.+       290,102           68,760
     20,161   Randgold and Exploration Co. Ltd.,
               ADR+ .............................      281,606          108,365
     10,000   Saint Helena Gold Mines Ltd. ......       40,234           21,222
     31,700   Saint Helena Gold Mines Ltd.,
               ADR ..............................      270,288           64,391
     52,200   West Rand Consolidated Mines
               Ltd.+ ............................      142,173           51,402
                                                   -----------      -----------
                                                     4,698,295        2,442,459
                                                   -----------      -----------
              TOTAL COMMON STOCKS ...............   15,265,774       11,183,524
                                                   -----------      -----------
              RIGHTS - 0.0%

              Australia - 0.0%
     93,214   Resolute Ltd. .....................            0            1,039
                                                   -----------      -----------
              WARRANTS - 0.3%

              South Africa - 0.3%
     47,000   Durban Roodepoort Deep Ltd.+ ......      143,391           19,949
     23,630   Durban Roodepoort Deep Ltd.,
               Ser. B+ ..........................       54,682            8,746
     19,750   Northam Platinum Ltd. .............            0              302
                                                   -----------      -----------
              TOTAL WARRANTS ....................      198,073           28,997
                                                   -----------      -----------
  Principal
     Amount
     ------
              U.S. GOVERNMENT OBLIGATIONS - 1.3%

              North America - 1.3%
   $147,000   U.S. Treasury Bills, 4.88%
               to 4.95%, due 09/10/98++ .........      145,579          145,579
                                                   -----------      -----------
              TOTAL INVESTMENTS  -  98.0% .......  $15,609,426       11,359,139
                                                   ===========
              Other Assets and
               Liabilities (Net)  -  2.0% .......                       229,858
                                                                    -----------
              NET ASSETS  -  100.0%
               (2,041,931 shares outstanding) ...                   $11,588,997
                                                                    ===========
              NET ASSET VALUE,
               Offering and Redemption
               Price Per Share ..................                         $5.68
                                                                          =====

----------
For Federal tax purposes:
           Aggregate cost ........................................  $15,609,426
                                                                    ===========
           Gross unrealized appreciation .........................  $   722,461
           Gross unrealized depreciation .........................   (4,972,748)
                                                                    -----------
           Net unrealized depreciation ...........................  $(4,250,287)
                                                                    ===========

+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.

                 See accompanying notes to financial statements.

                             Gabelli Gold Fund, Inc.

Statement of Assets and Liabilities
June 30, 1998 (Unaudited)
================================================================================
Assets:
   Investments, at value (Cost $15,609,426) ................       $ 11,359,139
   Foreign currency, at value (Cost $304,961) ..............            312,692
   Dividends and interest receivable .......................             13,320
   Deferred organizational expenses ........................             19,318
                                                                   ------------
        Total Assets .......................................         11,704,469
                                                                   ------------
Liabilities:
   Payable for investment advisory fees ....................              9,746
   Payable for distribution fees ...........................              2,441
   Payable to custodian ....................................             55,816
   Other accrued expenses ..................................             47,469
                                                                   ------------
        Total Liabilities ..................................            115,472
                                                                   ------------
        Net Assets applicable to 2,041,931
          shares outstanding ...............................       $ 11,588,997
                                                                   ============
Net Assets consist of:
   Capital stock, at par value .............................       $      2,042
   Additional paid-in capital ..............................         19,432,211
   Accumulated net investment loss .........................           (501,413)
   Accumulated net realized loss on investments
       and foreign currency transactions ...................         (3,101,285)
   Net unrealized depreciation on investments
       and foreign currency transactions ...................         (4,242,558)
                                                                   ------------
        Total Net Assets ...................................       $ 11,588,997
                                                                   ============
        Net Asset Value, offering and redemption
          price per share ($11,588,997 / 2,041,931
          shares outstanding; 1,000,000,000 shares
          authorized of $0.001 par value) ..................              $5.68
                                                                           ====

Statement of Operations
For the Six Months Ended June 30, 1998
(Unaudited)
================================================================================
Investment Income:
   Dividends (net of foreign taxes of $2,326) ..............       $     38,043
   Interest ................................................             21,614
                                                                   ------------
        Total Investment Income ............................             59,657
                                                                   ------------
Expenses:
   Investment advisory fees ................................             62,226
   Distribution fees .......................................             15,556
   Registration fees .......................................             19,631
   Legal and audit fees ....................................             18,476
   Shareholder services fees ...............................             16,689
   Shareholder report expenses .............................             13,981
   Organizational expenses .................................              9,045
   Interest expense ........................................              4,096
   Miscellaneous expenses ..................................             19,699
                                                                   ------------
        Total Expenses .....................................            179,399
                                                                   ------------
        Net Investment Loss ................................           (119,742)
                                                                   ------------
Net Realized and Unrealized Loss
   on Investments:
   Net realized loss on investments and
        foreign currency transactions ......................         (1,048,266)
   Net change in unrealized depreciation
        on investments and foreign currency
        transactions .......................................           (120,635)
                                                                   ------------
   Net realized and unrealized loss
        on investments and foreign
        currency transactions ..............................         (1,168,901)
                                                                   ------------
Net decrease in net assets resulting
  from operations ..........................................       $ (1,288,643)
                                                                   ============

Statement of Changes in Net Assets
================================================================================
                                                Six Months Ended    Year Ended
                                                  June 30, 1998    December 31,
                                                   (Unaudited)         1997
                                                ----------------   ------------
Operations:
   Net investment loss .......................    $   (119,742)    $   (355,020)
   Net realized loss on investments and
     foreign currency transactions ...........      (1,048,266)      (1,233,715)
   Net change in unrealized depreciation
     on investments and foreign currency
     transactions ............................        (120,635)      (6,650,029)
                                                  ------------     ------------
     Net decrease in net assets resulting
       from operations .......................      (1,288,643)      (8,238,764)
                                                  ------------     ------------
Distributions to shareholders:
   In excess of net investment income ........              --          (75,290)
                                                  ------------     ------------
Capital share transactions:
   Net increase (decrease) in net assets
     from capital share transactions .........       4,780,790         (552,389)
                                                  ------------     ------------
     Net increase (decrease) in net assets ...       3,492,147       (8,866,443)

Net Assets:
   Beginning of period .......................       8,096,850       16,963,293
                                                  ------------     ------------
   End of period .............................    $ 11,588,997     $  8,096,850
                                                  ============     ============

                 See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.
Notes to Financial Statements (Unaudited)
================================================================================

1. Description. The Gabelli Gold Fund, Inc. (the "Fund") was organized on May 13, 1994 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long term capital appreciation. The Fund commenced operations on July 11, 1994.

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Gabelli Gold Fund, Inc.
Notes to Financial Statements (Continued) (Unaudited)
================================================================================

Foreign Currency Translation. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 1997, reclassifications were made to increase undistributed net investment income for $48,639 and accumulated net realized loss on investments and foreign currency transactions for $127,653 with an offsetting adjustment to additional paid-in-capital.

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total net assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 1997 of $2,049,867. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders. $6,761 of the loss carryforward is available through 2002; $307,937 is available through 2003; $491,124 is available through 2004; and $1,244,045 is available through 2005.

Gabelli Gold Fund, Inc.
Notes to Financial Statements (Continued) (Unaudited)
================================================================================

3. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 1998 the Fund incurred distribution costs payable to Gabelli & Company, Inc., an indirect wholly-owned subsidiary of the Adviser, of $15,556, or 0.25% of average net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. Organizational Expenses. The organizational expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

6. Portfolio Securities. Purchases and sales of securities for the six months ended June 30, 1998, other than short term securities, aggregated $8,212,135 and $3,422,308, respectively.

7. Bank Loan. The Fund has access to an unsecured line of credit from the custodian for temporary purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at June 30, 1998.

The average daily amount of borrowings outstanding during the six months ended June 30, 1998 was $65,414, with a related weighted average interest rate of 6.16%. The maximum amount borrowed at any time during the six months ended June 30, 1998 was $2,660,000.

8. Capital Stock Transactions. Transactions in shares of capital stock were as follows:

                                                       Six Months Ended                Year Ended
                                                         June 30, 1998              December 31, 1997
                                                 ---------------------------   ---------------------------
                                                   Shares          Amount        Shares          Amount
                                                   ------          ------        ------           ------
Shares sold ....................................  5,865,014    $ 38,885,339     9,312,417    $ 92,169,066
Shares issued upon reinvestment of dividends ...         --              --        12,000          70,322
Shares redeemed ................................ (5,202,649)    (34,104,549)   (9,321,359)    (92,791,777)
                                                 ----------    ------------    ----------    ------------
  Net increase (decrease) ......................    662,365    $  4,780,790         3,058    $   (552,389)
                                                 ----------    ------------    ----------    ------------

Gabelli Gold Fund, Inc.
Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                             Six Months
                                                Ended                           Year Ended December 31,
                                            June 30, 1998      -----------------------------------------------------------
                                             (Unaudited)          1997           1996             1995             1994+
                                            -------------         ----           ----             ----             -----
Operating performance:
   Net asset value, beginning of period ..   $     5.87        $    12.32     $    11.41       $    11.07       $    10.00
                                             ----------        ----------     ----------       ----------       ----------
   Net investment loss ...................        (0.06)            (0.26)         (0.19)(a)        (0.15)(a)         0.00(a)
   Net realized and unrealized gain (loss)
     on investments ......................        (0.13)            (6.13)          1.10             0.49             1.07(b)
                                             ----------        ----------     ----------       ----------       ----------
   Total from investment operations ......        (0.19)            (6.39)          0.91             0.34             1.07
                                             ----------        ----------     ----------       ----------       ----------
Distributions to shareholders:
   In excess of net investment income ....           --             (0.06)            --               --               --
                                             ----------        ----------     ----------       ----------       ----------
   Net asset value, end of period ........   $     5.68        $     5.87     $    12.32       $    11.41       $    11.07
                                             ==========        ==========     ==========       ==========       ==========
   Total return++ ........................         (3.2)%           (51.9)%          8.0%             3.1%            10.7%
Ratios to average net assets and
  supplemental data:
   Net assets, end of period (in 000's) ..   $   11,589        $    8,097     $   16,963       $   14,510       $   17,634
   Ratio of net investment income (loss)
     to average net assets ...............       (1.92)%(c)         (2.60)%        (1.41)%          (1.12)%          (0.26)%(c)
   Ratio of operating expenses
     to average net assets(a) ............         2.88%(c)          3.24%          2.17%            2.25%            2.04%(c)
   Portfolio turnover rate ...............           29%               27%            54%              38%              12%

----------
+   From commencement of operations on July 11, 1994.
++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) Based on average month-end shares outstanding.
(b) Includes the effect of realized gains prior to significant increases in shares outstanding.
(c) Annualized.
(d) The Fund incurred interest expense during the six months ended June 30, 1998 and the fiscal year ended December 31, 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.81% and 3.10%, respectively. In addition, the ratio for the year ended December 31, 1997 does not include a reduction of expenses for custodian fee credits. Including such credits, the ratio would have been 3.23%.

                 See accompanying notes to financial statements.

                             Gabelli Gold Fund, Inc.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                                Werner J. Roeder, MD
Chairman and Chief                                   Director of Surgery
Investment Officer                                   Lawrence Hospital
Gabelli Funds, Inc.
                                                     Anthonie C. van Ekris
E. Val Cerutti                                       Managing Director
Chief Executive Officer                              BALMAC International, Inc.
Cerutti Consultants, Inc.
                                                     Daniel E. Zucchi
Anthony J. Colavita                                  President
Attorney-at-Law                                      Daniel E. Zucchi Associates
Anthony J. Colavita, P.C.

Karl Otto Pohl
Former President
Deutsche Bundesbank

                         Officers and Portfolio Managers

Caesar Bryan                                         Bruce N. Alpert
President and                                        Vice President
Portfolio Manager                                    and Treasurer

James E. McKee
Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, transfer agent and dividend agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                            Willkie Farr & Gallagher

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------